Exhibit 10.5


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Davis & Boghigian, P.C.
221 Main Street, Suite 301
P.O. Box 525
Nashua, NH 03061-0525

Account #
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              MORTGAGE DEED AND SECURITY AGREEMENT

      This Mortgage Deed and Security Agreement is made this 13th day of February, 2004, by and between Micronetics, Inc., formerly Micronetics Wireless, Inc., a Delaware corporation, with a place of business at 26 Hampshire Drive, Hudson, New Hampshire 03051 (the "Mortgagor") and Banknorth, N.A., a national banking association, with its principal office at 300 Franklin Street, Manchester, New Hampshire and a mailing address of P.O. Box 600, Manchester, New Hampshire 03105-0600 (the "Mortgagee").

                 KNOW ALL MEN BY THESE PRESENTS

      That Mortgagor, for consideration paid, hereby irrevocably grants, mortgages, transfers and assigns to the Mortgagee, the following tract(s) of land and other property:

      I. LAND: Each of those certain parcels of land situated in Hudson, New Hampshire, more particularly described in Exhibit
A annexed hereto and hereby made a part hereof (the "Premises").

      II. IMPROVEMENTS: All buildings and improvements now situated upon the Premises or which may hereafter be constructed on the Premises or added thereto, together with all fixtures now or hereafter owned by Mortgagor or in which Mortgagor has an interest (but only to the extent of such interest) and placed in or upon the Premises or the buildings or improvements thereon (the "Improvements").

      III.  EASEMENTS:   Any easement, bridge or  right  of  way,
contiguous   or  adjoining  the  Premises  and  the  Improvements
thereon, and all other easements, if any, inuring to the benefit of the Premises.

      IV. PERSONAL PROPERTY AND FIXTURES: All the equipment, personal property and fixtures of every kind and description now or hereafter owned by the Mortgagor or in which Mortgagor has an interest (but only to the extent of such interest) and situated or to be situated upon the Premises or in any of said buildings and Improvements, together with any renewals, replacements or additions thereto or substitutions therefor, and now or hereafter located at, or used in connection with the operation of the Premises or the Improvements.

      All of which land, Improvements and other property hereby granted, sold and conveyed, or intended so to be, hereinafter generally referred to as the "Mortgaged Property".

                         TOGETHER WITH:

      A. PROCEEDS FOR DAMAGE TO THE MORTGAGED PROPERTY: All proceeds paid for any damage done to the Mortgaged Property, or any part thereof, or for any portion thereof appropriated for any character of public or quasipublic use in accordance with the provisions, terms and conditions hereinafter set forth.

      B. RENTS: All of the rents, issues, benefits and profits of the Mortgaged Property as provided in the Collateral Assignment of Leases and Rents of even date herewith delivered by the Mortgagor to the Mortgagee (the "Collateral Assignment").

      C. RECORDS: All of the records and books of account now or hereafter maintained by Mortgagor in connection with the operation of the Premises.

      D. NAME AND GOODWILL: The right, in event of foreclosure hereunder of the Mortgaged Property, to take and use any name by which the Mortgaged Property is then known, and the goodwill of Mortgagor with respect thereto.

      SUBJECT, HOWEVER, to those certain liens, encumbrances and other matters, if any, set forth in Exhibit A (hereinafter sometimes referred to as the "Permitted Encumbrances").

      TO HAVE AND TO HOLD the Mortgaged Property unto the Mortgagee, and its successors, and assigns forever, together with all and singular the tenements, hereditaments, and appurtenances belonging or in anyway appertaining thereto, whether now owned or acquired hereafter, with the reversions, remainders, rents, issues, incomes and profits thereof, and all of the estate, right, title, interest and claim whatsoever which Mortgagor now has or may hereafter acquire in and to the Mortgaged Property. And Mortgagor does hereby bind itself, its heirs, successors and assigns, to warrant and forever defend the same unto the Mortgagee, or its successors, against all persons whomsoever claiming or to claim the same or any part thereof.

     The conveyance is made for the purpose of securing:

           (1) Payment of all principal, interest and other amounts pursuant to the terms of a promissory note of Mortgagor of even date herewith in the amount of Six Hundred Thirty Thousand and No/100ths Dollars ($630,000.00) payable to the order of the Mortgagee and any and all extensions, modifications and renewals thereof and substitutions therefor, such promissory note, as extended, modified, or renewed or its substitution, is referred to as the "Note", and of the performance of every obligation and agreement of Mortgagor contained in the Note, and;

          (2) Performance by Mortgagor of all of its obligations and payment of any amounts due under (a) the Collateral Assignment and (b) any other document or instrument securing the Note;
           (3) Performance of each and every obligation of Mortgagor contained in this Mortgage and payment of any sums due hereunder;

          (4) Payment of any and all sums or indebtedness now or hereafter existing and owed to Mortgagee from Mortgagor.

     ARTICLE I - Covenants and Warranties.

     Mortgagor covenants, warrants and agrees as follows:

           1.1 Mortgagor is lawfully seized of the Mortgaged Property and has the right to encumber it with the lien created by this instrument, which lien is subject only to the Permitted Encumbrances. Mortgagor will defend the title thereto in any action affecting the rights of the Mortgagee hereunder and pay all costs of any such action (including, but not limited to, attorneys' fees), whether or not such action (i) progresses to judgment, or (ii) is brought by or against the Mortgagee.

          1.2 Mortgagor will pay (before they become delinquent) all taxes and exhibit the receipts therefor to the Mortgagee.
The term "taxes" as used in the paragraph shall be deemed to include all assessments, impositions and other governmental charges, ordinary or extraordinary, foreseen or unforeseen, which may be levied, assessed or otherwise become a lien upon or charge against the Mortgaged Property, or the interest created therein by this instrument. If an Event of Default as defined in
Article V hereof shall occur, then, upon written demand by the Mortgagee, the Mortgagor will deposit monthly with the Mortgagee or its duly authorized agent an amount which will create a fund sufficient to make each and every payment of taxes in the future as the same shall become due and payable. Such deposits shall be received and held by the Mortgagee or its agent, in a noninterest bearing account, and applied to the payment of each installment of such taxes as it becomes due and payable and Mortgagor shall furnish to the Mortgagee or its agent, promptly upon receipt, the tax bills with respect thereto. If Mortgagor shall have deposited amounts in the aggregate more than sufficient to pay such taxes, the excess shall be applied by the Mortgagee toward the deposits next required to be made hereunder or at its election shall be repaid to Mortgagor. All of Mortgagor's interest in such deposits is hereby assigned by Mortgagor to the Mortgagee, and the Mortgagor hereby pledges to the Mortgagee an interest in such deposits, as additional security for the payment of the indebtedness secured hereby in the event that an Event of Default shall occur hereunder. Upon payment in full of all indebtedness secured hereby, any monthly deposits then held by the Mortgagee or its agent shall be repaid to Mortgagor, or as otherwise may be required by law.

           1.3 Mortgagor will also pay (before they become delinquent) any and all assessments, water, sewer and other utility charges and all other charges and encumbrances which are or may be a lien upon the Mortgaged Property.

           1.4   Mortgagor will commit or permit no waste on  the
Mortgaged  Property  and  will  keep  all  Improvements  now   or
hereafter erected on the Premises in a sound condition and in a first-class state of decoration and repair.


          1.5  Mortgagor will:

                 1.5.1 Promptly repair, restore, rebuild, replace or alter as necessary any portion of the Mortgaged Property which may be damaged or destroyed by fire or other casualty, or taken by condemnation, as nearly as possible to the condition such Improvements were in prior to such damage, destruction or taking, without regard to the availability or adequacy of insurance proceeds or condemnation awards. Mortgagor will give the Mortgagee prompt notice of damage to such Improvements or personal property in excess of $10,000.00;

                1.5.2      Pay when due all claims for labor  and
materials thereon;

                1.5.3     Provide management satisfactory to  the
Mortgagee;

                 1.5.4 Not remove or demolish any such Improvements, and make no change or alteration to such Improvements as would change their general character or size, without the prior consent of the Mortgagee. Mortgagor further covenants that it will not make, authorize or permit to be made any structural alterations, or any alteration the estimated cost of which exceeds $10,000.00, except in such manner and under such terms and conditions as the Mortgagee may reasonably require. No fixtures or personal property shall be removed from the Premises or such Improvements during the course of any work performed in accordance with this subsection except as authorized in Section 8.10, without the prior consent of the Mortgagee. The provisions of this subsection shall apply to any change, alteration or addition made or required to be made by Mortgagor in the course of complying with the provisions of any other Section contained herein.

           1.6 Mortgagor will continuously operate the Mortgaged Property in material compliance with (a) all applicable laws, ordinances, rules, regulations and directions of government authorities having jurisdiction of the Premises, and (b) the requirements of all policies of insurance on the Mortgaged
Property and of the national or local Boards of Fire Underwriters. Mortgagor will also procure, pay for and maintain all permits, licenses and other authorizations needed for the operation of such.

           1.7 Mortgagor will keep proper and separate books of account, in accordance with generally accepted accounting practice, and make, or cause to be made, full and true entries of all dealings with transactions of every kind relating to the Mortgaged Property, which books and records will be open to inspection by the Mortgagee, its agents, accountants and representatives, at all reasonable times. Within ninety (90) days after the end of each fiscal year of Mortgagor, Mortgagor will furnish the Mortgagee with Mortgagor's annual financial statements, which statements shall include a profit and loss statement, as at the last day of such fiscal year which shall be prepared in reasonable detail in accordance with generally accepted accounting practice, and shall be in form satisfactory to Mortgagee. Mortgagor shall also deliver copies of its federal tax returns to Mortgagee at the time it submits its financial statements.

           1.8 All leases of all or any portion of the Mortgaged Property hereafter made by Mortgagor will be subordinated to the lien created by this Mortgage, and shall provide that, at the option of the Mortgagee, the tenant thereunder shall attorn to the Mortgagee or any assignee of the Mortgagee. Except for leases at market rents in the ordinary course of business, no lease will be executed by Mortgagor without prior written approval of the Mortgagee. Mortgagor will, from time to time, promptly upon demand, deliver to the Mortgagee a true and correct schedule of all such leases then in effect, showing the name of the tenant, the space occupied, the rental rate and the expiration date of the term.

           1.9 The Mortgagor is and will continue to be a duly organized and validly existing corporation under the laws of the State of Delaware, is duly authorized to do business as a foreign corporation in each state in which the character of the properties owned by the Mortgagor, or the nature of the business transacted by it therein make such qualifications necessary, and is duly authorized to enter into and perform the Note, this Mortgage and the acts required by them.

           1.10 None of the terms and conditions of the Note or this Mortgage are beyond its powers or in contravention or violation of any provisions of New Hampshire law, or of organizational and governing agreements, or of any contract to which it is or may become a party.

           1.11 No litigation or proceeding, governmental or otherwise, is pending, or to the knowledge of its principals, threatened against it, which could have a material adverse effect on its financial condition or business.

     ARTICLE II - Insurance.

          2.1 Mortgagor will at all times (a) keep the Mortgaged Property insured, for the mutual benefit of Mortgagor and the Mortgagee, as their respective interests may appear, in amounts sufficient to prevent the Mortgagor or the Mortgagee from becoming a coinsurer of any loss under the applicable policies but in any event in amounts not less than 100% of the full replacement value of the Mortgaged Property, against loss or damage by (i) fire, such other risks and hazards as now are or hereafter may be insured under standard "Extended Coverage" forms or endorsements, and (ii) such other risks of damage as the Mortgagee shall from time to time reasonably require, provided that insurance against such other risks shall then be commonly carried by prudent owners or lessees of buildings or improvements in the locality similar in character, construction, use and occupancy to the Improvements then constituting a portion of the Mortgaged Property; and (b) maintain general accident and public liability insurance against all claims for bodily injury, death or property damage occurring upon, in or about the Premises or the Improvements thereon, or any vault space or sidewalk adjoining the Premises, or any area or passageway adjacent to the Premises which is under the control of Mortgagor, such insurance to afford protection to such limits as the Mortgagee may reasonably require.

          2.2 All such insurance shall be evidenced by valid and enforceable policies in form and substance, and issued by such insurers of recognized responsibility authorized to do business in the state where the Premises are located, which are approved by the Mortgagee. The originals of all such policies provided for in Section 2.1 hereof shall be delivered to the Mortgagee concurrently with the execution and delivery of this Mortgage, and thereafter all renewals or replacement policies shall be so delivered to the Mortgagee not less than fifteen (15) days prior to the expiration date of the policy or policies to be renewed or replaced, in each case accompanied by evidence satisfactory to the Mortgagee that all premiums currently payable with respect to such policies have been paid in full by Mortgagor.

           2.3 All policies of insurance of the character described in subdivision (a) of Section 2.1 hereof shall:

                2.3.1     Contain a standard noncontributory form
of mortgage clause satisfactory to the Mortgagee, which clause shall name the Mortgagee;

                2.3.2 Provide that such policies may not be canceled or amended without at least thirty (30) days' prior written notice (ten (10) days written notice in the event of nonpayment of premiums) to the Mortgagee, that the Mortgagee shall in no event be responsible for the payment of any premiums thereon or assessments thereunder), and that no act of negligence of Mortgagor, its agents, servants or employees, or any tenant or other occupant of all or any portion of the Mortgaged Property which might otherwise result in a forfeiture of such insurance or any part thereof, shall in any way affect the validity or enforceability of such insurance insofar as the Mortgagee is concerned.

          All policies of insurance of the character described in subdivision (b) of Section 2.1 hereof shall provide that such policies may not be canceled or amended without at least sixty
(60) days prior written notice to the Mortgagee.

           2.4 Mortgagor will furnish to the Mortgagee, within ten (10) days after demand, receipted bills or other evidence satisfactory to the Mortgagee of payment of all premiums due on all insurance policies required to be maintained hereunder. Within ten (10) days after written demand by the Mortgagee, if an Event of Default defined in Article V hereof shall occur, then, upon written demand by the Mortgagee, the Mortgagor will deposit monthly with the Mortgagee or its duly authorized agent an amount sufficient to create a fund to make each and every payment of insurance premiums as and when the same shall become due. Such deposits shall be received and held by the Mortgagee or its agent, in a noninterest bearing account, and applied to the payment of the premium for each insurance policy required hereunder as it becomes due and payable and Mortgagor shall furnish to the Mortgagee or its agent, promptly upon receipt, the insurance bills with respect thereto. If Mortgagor shall have deposited amounts in the aggregate more than sufficient to pay premiums under all insurance policies required hereunder, the excess shall be applied by the Mortgagee toward the deposits next required to be made hereunder or at its election shall be repaid to Mortgagor. All of Mortgagor's interest in such deposits is hereby assigned by Mortgagor to the Mortgagee, and the Mortgagor hereby pledges to the Mortgagee an interest in such deposit, as additional security for the payment of the indebtedness secured hereby in the event that an Event of Default shall occur hereunder. Upon payment in full of all indebtedness secured hereby, any monthly deposits then held by the Mortgagee or its agent shall be repaid to Mortgagor, or as otherwise may be required by law.

     ARTICLE III - Damage By Fire or Other Casualty.

           3.1 If by reason of any damage or destruction to the Mortgaged Property, any sums are paid under any insurance policy mentioned in or contemplated by Article II hereof, such sums shall be paid as follows:

                3.1.1 If the aggregate insurance proceeds received by reason of any single instance of such damage or destruction shall be $50,000.00 or less, such insurance proceeds shall be paid over to the Mortgagee and Mortgagor jointly or, at the option of the Mortgagee, to Mortgagor alone, to be held as a trust fund to be used first for the payment of the entire cost of restoring, repairing, rebuilding or replacing the damaged or destroyed Mortgaged Property before using the same for any other purpose; provided, however, that if any Event of Default shall exist hereunder at the time such proceeds are so to be paid over, such proceeds shall be paid over to the Mortgagee alone, to be applied in the Mortgagee's discretion to the payment of the indebtedness secured hereby or the repair of the Mortgaged Property.

                3.1.2 If the aggregate insurance proceeds received by reason of any single instance of such damage or destruction shall exceed $50,000.00, such proceeds shall be paid to the Mortgagee alone, to be applied toward reimbursement of all costs and expenses of the Mortgagee in collecting such proceeds, and then to the repair, restoration, rebuilding or replacement of that part of the Mortgaged Property so damaged or destroyed, or if an uncured Event of Default exists, at Mortgagee's sole discretion to the payment of the indebtedness secured hereby.
The Mortgagee is authorized (i) to adjust and compromise such loss without the consent of the Mortgagor, (ii) to collect, receive and receipt for such proceeds in the name of the Mortgagee and the Mortgagor, and (iii) to endorse the Mortgagor's name upon any draft or check in payment thereof.

               3.1.3 In the event that the insurance proceeds received pursuant to Section 3.1.2 are to be applied to the restoration of the Mortgaged Property, such restoration shall be done, subject to the following conditions:

                     (a)   Mortgagor  shall submit  to  Mortgagee
plans and specifications and a budget of all costs for such restoration, which items shall be reasonably satisfactory to Mortgagee;

                     (b)   at any time and from time to time,  to
the extent the estimated cost of completion of such restoration exceeds then available insurance proceeds during such restoration, the Mortgagor shall deposit with Mortgagee the amount of such deficiency or otherwise demonstrate the availability of funds for such deficiency within twenty (20) days after demand by Mortgagee;

                    (c) the deficiency referred to in clause (b) of this section shall be spent on such restoration of the Mortgaged Property prior to any advance of insurance proceeds by Mortgagee;

                     (d)   Mortgagee  being  satisfied  that  all
leases with respect to the Mortgaged Property which are in existence at the time of such damage will be, at the time of completion of the reconstruction or repair of the portions damaged, in full force and effect; and
                    (e) such proceeds shall be disbursed subject to such other terms and conditions as Mortgagee shall reasonably require.

           3.2 Nothing contained in this Article shall relieve Mortgagor of its obligations in Section 1.5.1 hereof in the event that no or inadequate proceeds of insurance are available to defray the cost of such work, except that, on the occurrence of any fire or other casualty which affects the Mortgaged Property, Mortgagor shall have the right to pay the Mortgagee the entire principal balance of the Note, together with all accrued and unpaid interest thereunder to the date of such payment and all other sums, if any, then due under this Mortgage. In addition, nothing contained herein shall relieve Mortgagor of its duty to pay all installments of principal and interest and to make all other payments called for or required by the Note and this Mortgage subsequent to the occurrence of any fire or other casualty.

     ARTICLE IV - Condemnation.

           4.1 Forthwith upon receipt by Mortgagor of notice of the institution of any proceeding or negotiations for the taking of the Mortgaged Property, or any part thereof, in condemnation or by the exercise of the power of eminent domain, Mortgagor shall give notice thereof to the Mortgagee. The Mortgagee may appear in any such proceedings and participate in any such negotiations and may be represented by counsel. Mortgagor, notwithstanding that the Mortgagee may not be a party to any such proceeding, will promptly give to the Mortgagee copies of all notices, pleadings, judgments, determinations and other papers received by Mortgagor in connection therewith. Mortgagor will not enter into any agreement for the taking of the Mortgaged Property, or any part thereof, with anyone authorized to acquire the same in condemnation or by eminent domain unless the Mortgagee shall first have consented thereto.

           4.2 In the event of a taking of all or substantially all of the Mortgaged Property in condemnation or by eminent domain, the whole of the principal sum and accrued and unpaid interest evidenced and secured by the Note and this Mortgage, together with all other amounts, if any, then due and secured hereby, shall forthwith become due and payable, at the option of the Mortgagee, and all awards paid or payable on account of such taking shall be paid to the Mortgagee. As used in this Section, a taking of all or substantially all of the Mortgaged Property shall mean a taking of so much as leaves a balance which cannot economically be operated for the purposes for which the same was operated or intended to be operated prior to such taking.

            4.3 In the event of a taking of less than substantially all of the Mortgaged Property in condemnation or by eminent domain, or by agreement in lieu thereof, all awards payable as a result of such taking shall forthwith be paid to the Mortgagee, and the proceeds of such awards shall, at the option of the Mortgagee, be applied at the Mortgagee's sole discretion either (i) towards the payment of the indebtedness secured hereby or (ii) towards the repair or restoration of the Mortgaged Property if such repair or restoration is commercially feasible in the reasonable opinion of the Mortgagee; provided, however, that if any Event of Default shall exist hereunder at the time such proceeds are so to be paid over, such proceeds shall be paid over to the Mortgagee alone, to be applied to the payment of the indebtedness secured hereby. In the event Mortgagor shall request, and Mortgagee shall agree, to repair, restore and alter the Mortgaged Property to the extent required as a result of such taking, the proceeds of such taking shall be disbursed in accordance with and subject to the provisions of subsection 3.1.3.

     ARTICLE V - Default Provisions.

      The happening and continuance for the period, if any, hereinafter indicated, of any of the following events shall constitute an Event of Default hereunder:

          5.1  Failure of Mortgagor to pay any:

                5.1.1     Installment of principal or interest or
other amount when due under the Note prior to the expiration of any grace period provided therein;

                5.1.2      Other amount payable pursuant to  this
Mortgage, or any supplement, modification or extension thereof when due and the continuance of such failure for ten (10) days after written notice from the Mortgagee of such failure.

           5.2 Failure of Mortgagor to perform any of its obligations, covenants, or agreements contained in this Mortgage (other than an obligation to pay Mortgagee) and the continuance of such failure for thirty (30) days after written notice thereof from the Mortgagee to Mortgagor; provided, however, that if the curing of such default cannot be accomplished with due diligence within said period of thirty (30) days and Mortgagor commences to cure such default promptly after receipt of notice thereof from the Mortgagee, such period of thirty (30) days shall be extended to a period of time necessary to cure such default with all due diligence, but in no event shall such period exceed ninety (90) days.

          5.3  Mortgagor

                 5.3.1       Becomes  insolvent   (however   such
insolvency may be evidenced); or

                5.3.2     Makes an assignment for the benefit  of
creditors; or

               5.3.3     Is adjudicated a bankrupt; or

                 5.3.4       Admits  in  writing  its   inability
generally to pay its debts as they become due.

           5.4 A trustee, custodian or receiver of Mortgagor's business, or any substantial part of Mortgagor's assets, is appointed by or at the behest of Mortgagor, or, if appointed in a proceeding brought against Mortgagor, that Mortgagor approves of, consents to, or acquiesces in such appointment, or such trustee or receiver is not discharged within sixty (60) days.

           5.5 Any proceedings involving Mortgagor are commenced by or against Mortgagor under any bankruptcy or reorganization, arrangement, probate, insolvency, readjustment of debt, dissolution or liquidation law of the United States, or any state, but if such proceedings are instituted against Mortgagor, no Event of Default shall be deemed to have occurred hereunder unless Mortgagor either approves of, consents to, or acquiesces in such proceedings, or such proceedings are not dismissed within sixty (60) days.

           5.6 Any judgment, warrant, warrant of attachment, garnishment, or any similar process is entered or filed against Mortgagor or against any of Mortgagor's property or assets, and is not vacated, satisfactorily bonded or stayed within sixty (60) days.

            5.7    Any  direct  or  indirect  mortgage,   pledge,
hypothecation or encumbrance or any sale, lease (other than tenant leases in the ordinary course of business), assignment or other transfer of the Mortgaged Property is made by the Mortgagor, without the prior written consent of the Mortgagee. Any merger with Mortgagor or takeover of Mortgagor wherein the surviving entity is not the Mortgagor.

           5.8 Any representation or warranty made by Mortgagor is not true in any material respect as of the date of the issuance or making thereof as contained in:

                5.8.1      This Mortgage, or any other instrument
now or hereafter securing the Note or executed or delivered in conjunction therewith;

                5.8.2 Any commitment letter, statement or certificate furnished or signed by Mortgagor or on behalf of Mortgagor pursuant or incident to the application for, or the closing of, the transaction establishing the indebtedness secured hereby.

           5.9 The death, incompetency or incapacity to act of the Mortgagor.

           5.10 The occurrence of an Event of Default under the terms of the Note, any other instrument now or hereafter securing the Note or evidencing the indebtedness secured hereby or the failure to comply with the terms and conditions of the Collateral Assignment, or any commitment letter, statement or certificate furnished or signed by Mortgagor or on behalf of Mortgagor pursuant or incident to the application for, or the closing of, the transaction establishing the indebtedness secured hereby, all of which are hereby incorporated herein as if set forth at length.

           5.11 Any material adverse change in the financial condition of, or act or omission of Mortgagor which leads Mortgagee reasonably to believe that the performance of any of the covenants, agreements, or conditions of the Note or this Mortgage is or may be substantially impaired.

           For the purposes of Section 5.3, 5.4, 5.5, 5.6 and 5.7 herein, the term "Mortgagor" shall be deemed to include Mortgagor named herein, or any other person, firm, corporation or other entity which is then the owner of all or substantially all of the Mortgaged Property.

     ARTICLE VI - Remedies Upon Default.

           6.1 Upon the occurrence of any Event of Default thereunder, the Mortgagee, at its option, without presentment, demand, protest or notice of any kind, may declare the indebtedness evidenced by the Note and secured by this Mortgage immediately due and payable. However, the Mortgagee need not, and is not obligated to, declare said indebtedness due as a condition precedent to exercising its rights under the several remedies upon default set forth herein.

           6.2 Upon the occurrence of any Event of Default hereunder:

                6.2.1 The Mortgagee, at its option, without obligation to do so, without notice to, or demand on, Mortgagor and without releasing Mortgagor from any liability under the Note or this Mortgage, may make any payment or perform any act which Mortgagor is obligated to pay or do under the terms of this Mortgage.

                6.2.2 In exercising any of the rights set forth under subsection 6.2.1 above, the Mortgagee may incur any liability and expend whatever amounts it may deem necessary. All such amounts, without notice or demand, shall be immediately due and payable to the Mortgagee by Mortgagor with interest thereon, to the extent permitted by law, at the same rate per annum as the Note, and shall be secured hereby;

                6.2.3 If the Mortgagee shall pay or discharge any lien, rents or claim on the Mortgaged Property, or pay any delinquent tax, assessment or similar charge, the Mortgagee shall be subrogated to the rights of the holder of such lien, rents or claim or to the rights of such taxing authority.

           6.3 Upon the occurrence of any Event of Default hereunder, the Mortgagee, at its option, without notice, without any liability to Mortgagor, to the extent permitted by law and without regard to the adequacy of the security for said debt, may:

                6.3.1      Enter upon and take possession of  the
Mortgaged Property (with or without bringing any action or proceeding in court); or

               6.3.2 Demand and receive payment of all rents, benefits and profits of the Mortgaged Property, including those past due and unpaid (whether or not the Mortgagee has taken possession of the Mortgaged Property); or

                6.3.3 Have a receiver immediately appointed for the Mortgaged Property and the earnings, revenues, rents, issues, profits and other income thereof and therefrom, with all such powers as the Court making such appointment shall confer.

           6.4 If the Mortgagee enters upon and takes possession of the Mortgaged Property as provided in Section 6.3, the Mortgagee may operate and manage the Mortgaged Property and perform any acts which the Mortgagee, in its sole discretion, deems necessary or desirable to protect and preserve the marketability, rentability, increase the income, or conserve the value of the Mortgaged Property. The Mortgagee shall have no liability for any action or inaction while in possession of the Mortgaged Property so long as such action or inaction is taken or refrained from being taken in good faith.

           6.5 Upon the occurrence of an Event of Default hereunder the Mortgagee is irrevocably appointed the agent and attorney-in-fact of Mortgagor in its name and stead and on its behalf, for the purposes of effectuating any sale for the enforcement of this Mortgage, whether under the power of sale hereby given or pursuant to judicial proceedings or otherwise, to execute and deliver all such deeds, conveyances, bills of sale, assignments, transfers and other instruments as the Mortgagee may consider necessary or appropriate, and to substitute one or more persons with like power, Mortgagor hereby ratifying and confirming all that the Mortgagee, or such substitute or substitutes, shall lawfully do by virtue hereof, provided however, Mortgagee will give Mortgagor seven (7) days notice prior to exercise of said power of attorney. In addition, if so requested by the Mortgagee or by any purchaser, Mortgagor shall ratify and confirm any such sale by executing and delivering to the Mortgagee or to such purchaser or purchasers all such proper deeds, conveyances, assignments, instruments of transfer and releases as may be designated in any such request.

          6.6 This Mortgage is upon the STATUTORY CONDITIONS and upon the further condition that all covenants and agreements of the Mortgagor contained herein, and in the Note, shall be kept and fully performed, for any breach of which the Mortgagee shall have the STATUTORY POWER OF SALE.

           6.7 Acceptance by the Mortgagee of any payment in an amount less than the amount then due on said debt shall be deemed an acceptance on account only and the failure to pay the entire amount then due shall be and continue to be an Event of Default; at any time thereafter and until the entire amount then due on said debt has been paid, the Mortgagee shall be entitled to exercise all rights conferred upon it in this instrument upon the occurrence of an Event of Default.

           6.8 No remedy herein conferred upon the Mortgagee shall be exclusive of any other remedy herein or by law provided or permitted, but such shall be cumulative and in addition to every other remedy given herein or now or hereafter existing at law.

           6.9 The exercise of any option in this instrument by the Mortgagee shall not be deemed a waiver of its rights to exercise any other option; and the filing of a suit for collection of the Note and foreclosure of this instrument as a mortgage or for any other default hereunder shall not preclude sale pursuant to the power of sale contained in this instrument after a dismissal of the suit. No provision hereof shall be deemed to release Mortgagor's obligation to pay the interest, principal and other sums and charges secured hereby until such time as all thereof have been paid to the Mortgagee in full.

           6.10 If foreclosure should be commenced by the Mortgagee, at any time before the sale of the Mortgaged Property, the Mortgagee may abandon such sale and may at any time or times thereafter again commence such sale, or the Mortgagee may sue for collection of the Note and foreclosure of this instrument in the courts; if the Mortgagee should sue for such collection and/or foreclosure, it may at any time before entry of final judgment dismiss the suit and sell the Mortgaged Property pursuant to the power of sale contained herein.

           6.11 At any foreclosure sale, whether pursuant to the power of sale contained in this instrument, or pursuant to the judgment of a court, all of the Mortgaged Property at the option of the Mortgagee and without notice to Mortgagor, may be sold as a whole and it shall not be necessary to have said personal property present at the place of sale. The recitals in the bill of sale to any purchaser at such sale shall be full and conclusive evidence of the truth of the matters stated therein, and all prerequisites to such sale shall be presumed to have been performed and such sale and bill of sale shall be conclusive against Mortgagor.

           6.12 Mortgagor agrees, to the extent that it may lawfully so agree, that if an Event of Default shall occur hereunder, neither Mortgagor nor anyone claiming through or under Mortgagor shall or will set up, seek or claim to take advantage of any appraisement, valuation, stay, extension, redemption, moratorium or marshaling laws now or hereafter in force in the locality where the property subject to the lien of this Mortgage may be situated, in order to prevent or hinder the enforcement or foreclosure of this Mortgage, or the absolute sale of the Mortgaged Property, or the final or absolute putting into possession thereof, immediately after such sale, of the purchaser thereof, and Mortgagor for itself and its successors and assigns hereby waives, to the full extent that it may lawfully do so, the benefit of all such laws and any and all right to have the estates comprising the security intended to be created hereby marshaled upon any foreclosure of the lien hereof and agrees that the Mortgaged Property may be sold as an entirety.

          6.13 Mortgagor, to the extent that it may lawfully do so, hereby submits to the jurisdiction of the courts of the State of New Hampshire and the United States District Court for the District of New Hampshire, as well as to the jurisdiction of all courts from which an appeal may be taken from the aforesaid courts, for the purpose of any suit, action or other proceeding arising out of the breach by Mortgagor of any of its obligations under or with respect to the Note or this Mortgage, and expressly waives any and all objections it may have as to venue in any of such courts.

     ARTICLE VII - Indemnity Regarding Hazardous Materials.

           7.1 As used in this Article, the term "Hazardous Materials" shall mean any substance, water or material which has been determined by any state, federal or local government authority to be capable of posing a risk of injury to health, safety and property, including, but not limited to, all of those materials, wastes and substances designated as hazardous or toxic by the U.S. Environmental Protection Agency, the U.S. Department of Labor, the U.S. Department of Transportation, and/or any other governmental agency, federal, state, or local, now or hereafter authorized to regulate materials and substances in the environment (collectively "Governmental Authority(ies)").

           7.2 The parties acknowledge that certain Hazardous Materials could be present in the soil at the Premises. Mortgagor acknowledges that the Hazardous Material, if any, existed in the soil at the Premises during Mortgagor's ownership of the Premises and that Mortgagee is not in any manner responsible for the presence of the Hazardous Material at the Premises. Mortgagor hereby covenants that (i) it did not release, nor did it cause the release of, the Hazardous Material, if any, acknowledged in this Paragraph 7.2, and (ii) it will not release or cause the release of Hazardous Material in the future, on or about the Mortgaged Property.

           7.3 Mortgagor agrees to take responsibility for any remedial action required by Government Authorities having jurisdiction regarding the Hazardous Material, if any, acknowledged in Paragraph 7.2 above, or any other Hazardous Material, whether now known or hereafter discovered at any time prior to the time that the Mortgagor's obligations under this Mortgage have been completely performed and satisfied. Mortgagor shall pay all costs in connection with any such investigation or remedial activity including, without limitation, all installation, operation, maintenance, testing, and monitoring costs, all power and utility costs and any and all pumping taxes or fees that may be applicable to Mortgagor's activities. Mortgagor shall perform all such work in a good, safe and workmanlike manner, in compliance with all laws and regulations thereto, and shall diligently pursue any required investigation and remedial activity until Mortgagor is allowed to terminate these activities by those Government Authorities having jurisdiction.

           7.4 To the extent allowed by law, Mortgagor shall retain the exclusive right to negotiate with and to fulfill any requirement or claim made by any Government Authority or third party related to the presence of Hazardous Materials, if any, acknowledged in Paragraph 7.2 arising from Mortgagor's activities, or any other Hazardous Material, including the right to settle or contest such requirement or third party claim. Mortgagor shall conduct any testing, monitoring, reporting and remedial activities in connection with the Premises in a good, safe and workmanlike manner, compliance with all laws and regulations applicable thereto. Mortgagor shall promptly provide Mortgagee with copies of any testing results and reports that are generated in connection with Mortgagor's activities and that are submitted to any Government Authority.

           7.5 Mortgagor shall indemnify, hold harmless, and defend Mortgagee, its officers, directors, employees and agents (collectively "Indemnitees") against all claims, demands, losses, liabilities, costs and expenses, including attorneys' fees, (collectively "Liabilities") imposed upon or accruing against
Indemnitees as actual and direct costs of investigatory or remedial action required by any Government Authority having jurisdiction or as damages to third persons for personal injury or property damage arising from the existence of Hazardous Material, if any, at the Premises acknowledged in Paragraph 7.2, or any other Hazardous Material. Such Liabilities shall include, without limitation: (i) injury or death to any person, (ii) damage to or loss of use of any other property, (iii) the cost of any demolition and rebuilding of the Improvements on the
Premises, repair, or remediation and the preparation of any closure or other activity required by any Governmental Authority,
(iv) any lawsuit brought or threatened, good faith settlement reached, or governmental order relating to the presence, disposal, release or threatened release of any Hazardous Material, if any, acknowledged in Paragraph 7.2 above, or any other Hazardous Material, on, from or under the Premises and (v) the imposition of any liens on the Premises arising from Mortgagor's activities on the Premises or from the existence of Hazardous Material, if any, acknowledged in Paragraph 7.2 above, or any other Hazardous Material, upon the Premises.

           7.6 Mortgagor shall use its best efforts (including payment of money) not to cause or suffer any lien to be recorded against the Premises as a consequence of, or in any way related to, the presence, remediation or disposal of Hazardous Material in or about the Premises, including any mechanics' liens and any so-called state, federal or local "superfund" lien relating to such matters.

     ARTICLE VIII - Miscellaneous Provisions.

           8.1 Without affecting the liability of Mortgagor, or any other person (except any person expressly released in writing), for payment of said debt or for the performance of any obligations set forth in this Mortgage, and without affecting the lien or other rights of the Mortgagee with respect to any property or other security not expressly released in writing, the Mortgagee at any time, and from time to time, either before or after maturity of the Note, and without notice or consent, may:

               8.1.1 Release any person liable for payment of said debt, or for the performance of any obligation;

                8.1.2 Make any agreement extending the time, or otherwise altering the terms of payment of said debt, or modifying or waiving any obligation, or subordinating, modifying or otherwise dealing with the lien securing payment of the Note;

                8.1.3     Exercise or refrain from exercising  or
waive any right the Mortgagee may have;

                8.1.4     Accept additional security of any kind;
and

                8.1.5      Release  or otherwise  deal  with  any
property, real or personal, securing said debt, including all or any part of the Mortgaged Property.

           8.2 In the event that Mortgagor conveys its interest in the Mortgaged Property to parties not appearing in this instrument (without implying any right of Mortgagor to do so without Mortgagee's consent) the Mortgagee may, without notice to Mortgagor, deal with such successor or successors in interest with reference to this Mortgage and the Note secured hereby, either by way of forbearance on the part of the Mortgagee or extension of the time of payment of the debt or any sum hereby secured, without in any way modifying or affecting the conveyance under this Mortgage or the original liability of the Mortgagor or any other party on the Note secured hereby, either in whole or in part.

          8.3 All payments on the debt and advancements, if any, hereby secured shall be applied, first to advancements, if any, in the order of maturity, and second, to the payment of the indebtedness evidenced by the Note hereinabove described and secured hereby in such manner as Mortgagee shall deem appropriate. Proceeds from foreclosure sales and insurance proceeds or condemnation awards shall be applied in the same manner after payment of all costs and expenses of sales, including attorney's and auctioneer's fees.

          8.4 At any time and from time to time until payment of the indebtedness and upon request of the Mortgagee, Mortgagor will promptly execute and deliver to the Mortgagee such additional instruments as may be reasonably required to further evidence the lien of the Mortgage and further to protect the security position of the Mortgagee with respect to the property subject to this Mortgage.

          8.5 In the event of any sale of the Mortgaged Property under the provisions hereof, Mortgagor shall forthwith surrender possession thereof to the purchaser. Upon failure to do so Mortgagor shall thereupon be a tenant at sufferance of such purchaser, and upon its failure to surrender possession of the Mortgaged Property upon demand, such purchaser, his heirs or assigns, shall be entitled to institute and maintain an appropriate action for possession of the Mortgaged Property.

           8.6 Upon payment in full of the indebtedness secured hereby, this instrument shall become null and void and shall be released by the Mortgagee at Mortgagor's expense.
           8.7 In case any one or more of the provisions contained in the Note or in this Mortgage shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof or thereof, but each shall be construed as if such invalid, illegal or unenforceable provision had never been included.

           8.8 All notices, requests, demands, consents or other communications given hereunder or in connection herewith (for the purposes of this Section collectively called "Notices") shall be in writing and shall be sent by certified mail, return receipt requested, postage prepaid, addressed to the party to receive such Notice at its address first set forth above. Either party may, by Notice given as aforesaid, change its address for all subsequent Notices. Notices shall be deemed given when mailed as aforesaid. All Notices by or on behalf of the Mortgagee herein named shall be deemed sufficient if signed by any one of its directors, officers or counsel and if otherwise given or made in compliance with this Section.

          8.9 The Mortgagee and its agents may enter and inspect the Mortgaged Property during usual business hours upon not less than 24 hours notice to Mortgagee.

           8.10 It is the intent of the parties hereto that this instrument shall constitute a Security Agreement within the meaning of the Uniform Commercial Code as then in effect (the "Uniform Commercial Code") with respect to all fixtures and personal property above referred to and all replacements thereof, substitutions therefor or additions thereto (said property being sometimes hereinafter referred to as the "Collateral"), and that a security interest shall attach thereto for the benefit of the Mortgagee to secure the indebtedness evidenced by the Note and secured by this Mortgage, and all other sums and charges which may become due hereunder or thereunder. Mortgagor hereby authorizes the Mortgagee to file financing and continuation statements with respect to the Collateral without the signature of Mortgagor whenever lawful. In the event of default under this Mortgage and to the extent permitted by law, the Mortgagee, shall have the option of proceeding as to both real and personal property in accordance with its rights and remedies in respect of the real property, in which event the default provisions of the Uniform Commercial Code shall not apply. The parties agree that in the event the Mortgagee elects to proceed with respect to the Collateral separately from the real property, five (5) days' notice of the sale of the Collateral shall be reasonable notice. Mortgagor agrees that, without the written consent of the Mortgagee, Mortgagor will not remove or permit to be removed from the Premises or the Improvements thereon any of the fixtures unless the same is immediately replaced with unencumbered fixtures, of a quality and value equal or superior to those which they replace. All such replacements, renewals and additions shall become and be immediately subject to the security interest of this Mortgage and this agreement and be covered thereby. Mortgagor shall, from time to time, on request of the Mortgagee, deliver to the Mortgagee an inventory of the Collateral in reasonable detail, including an itemization of all items leased to Mortgagor or subject to conditional bill of sale, security agreement or other title retention agreement.

           8.11 Mortgagor, to the extent reasonably within its control, will maintain, preserve and renew all rights of way, easements, grants, privileges, licenses and franchises reasonably necessary for the use of the Mortgaged Property from time to time and will not, without the prior consent of the Mortgagee initiate, join in or consent to any private restrictive covenant or other public or private restriction as to the use of the
Mortgaged Property. Mortgagor shall, however, comply with all restrictive covenants which may at any time affect the Mortgaged Property, zoning ordinances and other public or private restrictions as to the use of the Mortgaged Property.

           8.12 If at any time any governmental body shall impose a stamp, documentary or other similar tax on the Note, this Mortgage, the debt secured hereby or the income generated therefrom, or any modification, amendment, extension or consolidation of either thereof, Mortgagor will pay the same within ten (10) days after demand by the Mortgagee.

           8.13 This instrument shall inure to and bind the successors and assigns of the parties hereto, and shall be so construed that whenever applicable with reference to any of the parties hereto, the use of the singular number shall include the plural number, the use of the plural number shall include the singular number, the use of the masculine gender shall include the feminine gender, and shall likewise be so construed as applicable to and including a corporation or corporations or any other entity that may be a part or parties hereto. This Mortgage may not be waived, changed or discharged orally, but only by an agreement in writing signed by the party against whom any waiver, change or discharge is sought.

            8.14 It is understood and agreed that the validity, construction and interpretation of this Mortgage will be in accordance with the laws of the State of New Hampshire.

      IN WITNESS WHEREOF, the Mortgagee and the Mortgagor have each duly caused this Agreement to be executed, as of the day and year indicated above.


                                   Micronetics,Inc.
                                   formerly  Micronetics Wireless,Inc.


                                   By:/s/David Robbins
                                      ----------------------
                                      David Robbins
                                      Its: President


                                   Banknorth, N.A.



                                   By: Michael F. Fox
                                       -------------------------
                                       Michael F. Fox
                                       Its: Senior Vice President



STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH


The foregoing instrument was acknowledged before me this 13th day of February, 2004, by David Robbins, being President of
Micronetics,  Inc.,  formerly  Micronetics  Wireless,  Inc., a
Delaware corporation, on behalf of the corporation.


                 /s/Gregory Boghigian
                 ----------------------------------
                 Notary Public/Justice of  the Peace
                 My Commission Expires: April 16, 2008




STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH

The foregoing instrument was acknowledged before me this 13th day of February, 2004, by Michael F. Fox, a Senior Vice President of
Banknorth, N.A., a national banking association, on behalf of the bank.


                    /s/Gregory Boghigian
                    ---------------------------------
                    Notary Public/Justice of the Peace
                    My Commission Expires: April 16, 2008